Exhibit 99.1

1 Investor Presentation As of September 30, 2013

 Consumer finance company focused on the sub - prime auto market  Established in 1991; IPO in 1992  Through September 30, 2013, over $10.2 billion in contract purchases from auto dealers  Irvine, California headquarters and three strategically located servicing branches in Virginia, Florida and Illinois  Approximately 640 employees  As of September 30, 2013, managed portfolio of approximately $1.167 billion 2

3 $800 $850 $900 $950 $1,000 $1,050 $1,100 $1,150 $1,200 Total Managed Portfolio ($ in mm) $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 Pretax Income ($ in mm ) $30 $60 $90 $120 $150 $180 $210 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Return on Managed Assets (1)

 Growth in managed portfolio and declines in funding costs are driving enhanced operating leverage and profitability (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. Quarter Ended September 2013 (1) Quarter Ended June 2013 (1) Quarter Ended September 2012 (1) Interest Income 21.3% 21.6% 21.7% Servicing and Other Income 1.3% 1.4% 1.4% Interest Expense (4.9)% (5.6)% (9.4)% Net Interest Margin 17.7% 17.4% 13.6% Provision for Credit Losses (7.1)% (6.7)% (4.6)% Core Operating Expenses (6.9)% (7.9)% (7.8)% Provision for Contingent Liabilities 0.0% (3.7)% 0.0% Gain on Cancellation of Debt 0.0% 4.2% 0.0% Pretax Return on Assets 3.7% 3.3% 1.3% 4

U.S. Auto Finance Market Over $700 billion in auto loans outstanding as of Q4 2012 (1) Approximately 20% is “subprime” (credit score less than 620) (1) Over $300 billion in auto loans written in 2012, with appx . 25% subprime (2) Historically fragmented market Few dominant long - term players Significant barriers to entry Other National Industry Players GM Financial/AmeriCredit Santander Consumer USA Capital One Chase Custom Wells Fargo Westlake Financial Credit Acceptance Corp. Exeter Finance Corp. (1) According to Experian Automotive. (2) Company estimates. 5

 Purchase contracts from dealers in over 46 states across the U.S.  As of September 30, 2013 had 100 employee marketing representatives, 45 in the field and 55 in - house  Primarily factory franchised dealers (1) Under the CPS programs for contracts purchased during the first nine months of 2013. 67% 33% Contract Purchases (1) Factory Franchised Independents 6

$447 $691 $1,019 $1,283 $297 $9 $113 $284 $552 $591 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions)  Since inception through September 2013 the Company has purchased over $ 10.2 billion in contracts  New contract purchases have ramped up significantly since financial crisis 7

$1,167 $907 $1,122 $1,566 $2,126 $1,664 $1,195 $756 $795 $898 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in Millions) 8  Decline through 2010 was the result of the financial crisis  Managed portfolio is growing again

0% 2% 4% 6% 8% 10% 12% 14% Model Year • 10% New • 90% Pre - owned • 48% Domestic • 52% Foreign Primarily late model, pre - owned vehicles 9 (1) Under the CPS programs for contracts purchased during the first nine months of 2013.

 CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the credit spectrum (1) Under the CPS programs for contracts purchased during the first nine months of 2013. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Total Annual Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 15.4% $18,254 $83,796 10.6 592 3% Super Alpha 17.0% $18,749 $74,904 8.4 568 15% Alpha Plus 19.4% $17,371 $62,388 7.6 565 14% Alpha 22.0% $16,172 $55,056 6.6 560 42% Standard 25.7% $13,658 $51,144 5.4 557 10% Mercury / Delta 26.6% $12,856 $47,676 5.0 557 9% First Time Buyer 26.3% $11,892 $41,652 4.3 573 7% Total 21.6% $15,650 $56,796 6.5 563 100% 10

 Yields and credit metrics are significantly stronger today than at the end of the last cycle (1) (1) For new contracts purchased during the calendar quarter under the CPS programs. Averages are weighted by principal balance. (2) Contract APR as adjusted for fees charged (or paid) to dealer . (3) Wholesale loan - to - value ratio. Q3 2006 Q3 2007 Q3 2008 Q3 2010 Q3 2011 Q3 2012 Q3 2013 New Contract Purchases ($ in mm) $246.5 $330.8 $33.4 $35.3 $81.2 $143.1 $206.8 Avg. Yield (2) 19.2% 18.7% 23.7% 24.8% 23.4% 23.1% 21.2% Avg. FICO 524 524 530 574 564 561 563 Avg. Original Term ( mos ) 64 64 64 62 63 62 63 Avg. LTV (3) 115.9% 115.9% 112.5% 114.2% 114.2% 114.7% 114.4% 11

• Average age 42 years • Average time in job 7 years • Average time in residence 6 years • Average credit history 13 years • Average household income $56,796 per year • Percentage of homeowners 27% Borrower: • Average amount financed $15,650 • Weighted average monthly payment $447 • Average term 61 months • Weighted average APR 20.15% • Weighted average LTV 114.1% Contract: 12 (1) Under the CPS programs for contracts purchased during the first nine months of 2013.

Contract Originations  Centralized contract originations at Irvine HQ ▪ Maximizes control and efficiencies ▪ Certain functions performed at Florida office  Proprietary auto - decisioning system ▪ Makes initial credit decision on over 99% of incoming applications ▪ Uses both criteria and proprietary scorecards in credit and pricing decisions  Pre - funding verification of employment, income and residency ▪ Protects against potential fraud Servicing  Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance  Early contact on past due accounts; commencing as early as first day after due date  Early stage workload supplemented by automated intelligent predictive dialer  Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies 13

 $200 million in interim funding capacity through two credit facilities › $100 million with Goldman Sachs/Fortress due in March 2017 › $100 million with Citibank due in June 2016  Regular issuer of asset - backed securities, which provides long - term matched funding › $8.3 billion in over 60 deals from 1994 through September 2013 › Have completed ten senior subordinated securitizations since the beginning of 2011 › In September 2013 transaction, sold five tranches of rated bonds from double “A” down to single “B” with a blended coupon of 3.08%  $16.9 million of debt secured by Fireside portfolio acquisition  $20.0 million in residual interest financing, which matures in April 2018  Total corporate debt of $59.6 million › $39.0 million of senior secured debt with affiliate of Levine Leichtman Capital Partners › $20.6 million of subordinated unsecured retail notes 14 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 As of September 30, 2013 ($ in mm) Subordinated Debt Senior Secured Debt Residual Interest Financing Fireside Portfolio Debt Securitization Trust Debt

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% Months Seasoned 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012  Average of quarterly vintage cum. net losses as of September 30, 2013  2010 and later vintages in line or better than best vintages from last cycle 15

16 30.00% 35.00% 40.00% 45.00% 50.00% 55.00% 100.00 105.00 110.00 115.00 120.00 125.00 130.00 Manheim Index Recovery Rate Manheim Used Vehicle Value Index (Quarterly Avg.) (1) CPS Recovery Rate Quarterly Avg. (2) (1) Wholesale used vehicle prices (on a mix, mileage, and seasonally adjusted basis). (2) Quarterly average net liquidation proceeds as a percentage of the net balance at the time of sale.  Recovery rates correlate to Manheim Index  Steady improvement since December 2008

17 ($ in millions) September 30, 2013 December 31, 2012 December 31, 2011 December 31, 2010 Assets Cash $ 24.1 $ 13.0 $ 10.1 $ 16.3 Restricted Cash 129.5 104.4 159.2 124.0 Finance receivables, net of allowance 1,046.8 744.7 506.3 552.5 Finance receivables measured at fair value 21.2 59.7 160.3 --- Residual interest in securitizations 1.4 4.8 4.4 3.8 Deferred tax assets, net 66.2 75.6 15.0 15.0 Other Assets 44.3 35.3 34.8 30.9 $ 1,333.5 $ 1,037.6 $ 890.1 $ 742.4 Liabilities Accounts payable and accrued expenses $ 33.8 $ 17.8 $ 28.0 $ 22.0 Warehouse lines of credit 27.0 21.7 25.4 45.6 Debt secured by receivables measured at fair value 16.9 57.1 166.8 --- Residual interest financing 20.0 13.8 21.9 39.4 Securitization trust debt 1,094.6 792.5 583.1 567.7 Senior secured debt, related party 39.0 50.1 58.3 44.9 Subordinated renewable notes 20.6 23.3 20.8 20.3 1,251.9 976.3 904.3 740.0 Shareholders’ equity 81.7 61.3 (14.2) 2.4 $ 1,333.5 $ 1,037.6 $ 890.1 $ 742.4 (1) Numbers may not add due to rounding.

18 Nine Months Ended Years Ended ($ in millions) September 30 , 2013 September 30,2012 Dec. 31, 2012 Dec. 31, 2011 Dec. 31, 2010 Revenues Interest income $ 167.4 $ 127.2 $ 175.3 $ 127.9 $ 137.1 Servicing fees 2.5 1.9 2.3 4.3 7.7 Other i ncome 8.3 7.5 9.6 10.9 10.4 Gain on cancellation of debt 10.9 --- --- --- --- 189.1 136.6 187.2 143.1 155.2 Expenses Employee costs 31.7 25.9 35.6 32.3 33.8 General and administrative 24.6 22.4 29.5 26.8 26.1 Interest 44.8 61.7 79.4 83.1 81.6 Provision for credit losses 52.7 22.0 33.5 15.5 29.9 Provision for contingent liabilities 9.7 --- --- --- --- 163.5 132.0 178.0 157.6 171.4 Pretax income (loss) 25.6 4.6 9.2 (14.5) (16.2) Income tax expense (gain) 11.2 --- (60.2) --- 17.0 Net income (loss) $ 14.5 $ 4.6 $ 69.4 $ (14.5) $ (33.2) EPS (loss) (fully diluted) $ 0.46 $ 0.19 $ 2.72 $ (0.76) $ (1.90) Pretax income per share (fully diluted) $ 0.81 $ 0.19 $ 0.36 $ (0.76) $ (0.93) (1) Numbers may not add due to rounding.

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. Nine Months Ended Years Ended ($ in millions) September 30, 2013 September 30, 2012 December 31, 2012 December 31, 2011 December 31, 2010 Auto contract purchases $590.7 $400.9 $551.7 $284.2 $113.0 Total managed portfolio $1,166.9 $844.9 $897.6 $794.6 $756.2 Risk - adjusted margin (1) $80.7 $52.9 $74.3 $44.6 $43.7 Core operating expenses (2) $ amount $56.3 $48.3 $65.1 $59.0 $59.9 % of average managed portfolio 7.2% 8.0% 7.9% 8.3% 6.5% Pretax return on managed assets (3) 3.3% 0.8% 1.1% (2.0)% (2.3)% Total delinquencies and repo inventory (30+ days) (% of total owned portfolio) 6.4% 4.6% 5.6% 6.0% 9.2% Annualized net charge - offs (% of average owned portfolio) 4.2% 3.5% 3.6% 4.8% 9.0% 19

 CPS has weathered two industry cycles to remain one of the few independent public auto finance companies  Eight quarters of improving profitability and operating performance  Attractive industry fundamentals with fewer large competitors than last cycle  Credit performance of 2010 and later vintages in line or better than 2003 and 2004 vintages  Growing portfolio enhances operating leverage through economies of scale  Opportunistic, successful acquisitions  Stable senior management team with significant equity ownership » Senior management, including vice presidents, average 16 years of service with CPS 20

 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 21

 Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 22